SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       February 11, 2002
                                                -------------------------------


                           Heartland Technology, Inc.
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              Exact Name of Registrant as Specified in Its Charter


                                    Delaware
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                  State or Other Jurisdiction of Incorporation


            1-11956                                 36-1487580
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   (Commission File Number)            (IRS Employer Identification Number)


   330 N. Jefferson Court, Chicago,Il                      60603
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(Address of Principal Executive Offices)                 (Zip Code)


                                  312-575-0400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)



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

                           HEARTLAND TECHNOLOGY, INC.


Item 5. Other Events

On February 13, 2002, the Company issued a press release announcing that Gordon Newman has resigned from the Board of Directors, effective February 11, 2002. Newman was a Class I director whose term of office ran through the Company's 2003 annual meeting. A copy of the press release is attached as Exhibit 99.1

Item 7.     Financial Statements and Exhibits

(c)  Exhibits


Exhibit No.   Description
-----------   -----------

99.1 Press release of Heartland Technology, Inc. dated February 13, 2002 (filed herewith).






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

                           HEARTLAND TECHNOLOGY, INC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HEARTLAND TECHNOLOGY, INC.
                                                (Registrant)



Date:   February 19, 2002         By:     /s/ Richard P. Brandstatter
                                     ------------------------------------
                                         Richard P. Brandstatter
                                   Vice President - Finance, Secretary
                                              and Treasurer
                               (Principal Financial and Accounting Officer)






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

                           HEARTLAND TECHNOLOGY, INC.

                                  EXHIBIT INDEX




Exhibit No.   Description
-----------   -----------

99.1 Press release of Heartland Technology, Inc. dated February 13, 2002 (filed herewith).






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

                           HEARTLAND TECHNOLOGY, INC.

                                                                   Exhibit 99.1


Heartland Technology Reports Resignation of Director,
Communication with Amex Regarding Listing Eligibility

CHICAGO,  Feb.  13/PRNewwire-FirstCall/  -- Heartland  Technology,  Inc.  (Amex:
HTI-news) reported today that Gordon Newman has resigned from the board of directors, effective February 11, 2002. Newman was a Class I director whose term of office ran through the company's 2003 annual meeting.

The company also reported that it has been informed by staff of the American Stock Exchange that the company does not currently meet certain guidelines for listing on the exchange and the company's continued listing eligibility is being evaluated.

Heartland Technology has filed Form 8-K reports with the Securities and Exchange Commission regarding each of these events.








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